[Letterhead of Samuel Klein and Company]




                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS'

We consent to the reference to our firm under the caption Experts and to the use
of  our  report  dated  December  27,  1999  on  the  financial   statements  of
GoHealth.MD, Inc., that is made a part of this Registration Statement.


                                                 /S/SAMUEL KLEIN AND COMPANY

                                                   SAMUEL KLEIN AND COMPANY

Newark, New Jersey
January 11, 2000

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